UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-08709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2013

ITEM 1.                          SCHEDULE OF INVESTMENTS.

Western Asset High Income Fund II Inc.

FORM N-Q

JULY 31, 2013

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 119.4%
CONSUMER DISCRETIONARY — 22.1%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	700,000		$743,750	(a)
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	380,000	EUR	576,308	(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	2,603,810	(b)
Total Auto Components					3,923,868
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,482,000		2,773,635	(a)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,162,800	(a)(b)
Total Automobiles					3,936,435
Diversified Consumer Services — 1.1%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	337,000	GBP	487,669
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	500,000	GBP	714,714
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,910,000		2,081,900	(a)(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,288,550	(a)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,170,000		1,149,525	(a)
ServiceMaster Co., Senior Notes	7.000%	8/15/20	460,000		430,675
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,810,000		1,837,150	(b)
Total Diversified Consumer Services					8,990,183
Hotels, Restaurants & Leisure — 6.0%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,663,534		2,466,590	(b)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,470,000		1,572,900	(a)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	2,370,000		2,547,750
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	840,000		733,950	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		2,995,391	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	3,200,000		3,032,000	(b)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	210,000		197,400	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,720,000		3,073,600	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	3,360,000		3,578,400	(a)(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,670,300	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,965,134		2,068,323	(b)(c)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	975,000		1,828	(b)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,140,000		3,163,550	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,530,000		1,625,625	(a)(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	6,978,000		7,588,575	(a)(b)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,610,000		1,650,250	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,445,000		1,634,656	(a)(b)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	810,000		812,025	(a)(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,665,000		1,738,884	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	656,000		715,040	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	3,770,000		$4,081,025	(a)
Total Hotels, Restaurants & Leisure					47,948,062
Household Durables — 0.7%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,980,000		3,278,000
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,950,000		1,979,250	(b)
Total Household Durables					5,257,250
Media — 8.9%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	1,040,000		1,136,200	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000		5,517,125	(a)
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	200,000	EUR	271,391	(b)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	300,000	EUR	399,903	(b)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,960,000		2,058,000
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	900,000		936,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	260,000		273,000
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,728,750	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	230,000		253,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,073,637	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,270,000		2,417,550	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	780,000		805,350	(b)
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	2,100,000		2,409,750	(a)(b)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	3,220,000		3,461,500	(a)
Lynx II Corp., Senior Notes	6.375%	4/15/23	5,420,000		5,589,375	(a)(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	800,000		824,000	(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	6,976,022	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,061,000		4,243,745	(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	3,420,000		4,056,671
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,336,000		1,557,036
Univision Communications Inc., Senior Notes	8.500%	5/15/21	4,450,000		4,917,250	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,780,000		1,909,050	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,020,000		2,227,050	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	5,060,000	EUR	6,763,882	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,385,175	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	4,500,000	EUR	6,376,300	(b)
Total Media					70,566,712
Multiline Retail — 0.5%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	2,890,000		2,983,925	(a)(b)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	660,000		666,600	(a)
Total Multiline Retail					3,650,525
Specialty Retail — 3.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	2,480,000		2,473,800	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,403,957	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,240,551	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		708,700	(b)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,426,500	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,570,000		1,640,650	(b)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,303,000		1,361,648	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	530,000		548,550	(b)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	4,165,000		4,081,700	(a)(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail — continued
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	4,860,000		$5,236,650	(a)(b)
Total Specialty Retail					26,122,706
Textiles, Apparel & Luxury Goods — 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	3,925,916	(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,007,500	(a)(b)
Total Textiles, Apparel & Luxury Goods					4,933,416
TOTAL CONSUMER DISCRETIONARY					175,329,157
CONSUMER STAPLES — 4.1%
Beverages — 0.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,000,000		1,027,500	(b)
Food Products — 2.4%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	3,730,000		3,972,450	(a)(b)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	1,125,000		1,209,375	(a)(b)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	3,050,000		3,286,375	(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,640,000		4,964,800	(a)(b)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	1,820,000		1,829,100	(b)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	2,690,000		2,703,450	(b)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	1,280,000		1,337,600	(a)(b)
Total Food Products					19,303,150
Household Products — 0.6%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	1,690,000		1,757,600	(b)
Sun Products Corp., Senior Notes	7.750%	3/15/21	2,720,000		2,788,000	(a)(b)
Total Household Products					4,545,600
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000		1,243,837	(b)
Tobacco — 0.8%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,460,000		2,407,725	(b)
Alliance One International Inc., Senior Notes	10.000%	7/15/16	4,120,000		4,326,000	(a)
Total Tobacco					6,733,725
TOTAL CONSUMER STAPLES					32,853,812
ENERGY — 15.6%
Energy Equipment & Services — 3.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,470,000		1,572,900	(a)
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	170,000		169,575
CGG, Senior Notes	9.500%	5/15/16	723,000		762,765	(a)
CGG, Senior Notes	7.750%	5/15/17	1,120,000		1,153,600	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	2,420,000		2,486,550	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,760,000		1,953,600	(a)(b)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	2,400,000		2,523,000	(b)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	4,905,000		5,236,087	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	3,240,000		3,483,000	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,720,000		1,887,700	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	2,780,000		3,044,100	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	210,000		204,488	(b)
Total Energy Equipment & Services					24,477,365
Oil, Gas & Consumable Fuels — 12.5%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	2,220,000		2,220,000	(b)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	3,710,000		3,700,725	(a)
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,360,000		1,264,800	(a)(b)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	1,010,000		1,035,250	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000		$2,348,650	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	690,000		757,275	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,570,000		1,742,700
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,140,000		1,197,000	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,100,000		2,310,000	(a)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,130,000		2,343,000	(a)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000		3,106,775	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	4,740,758		4,811,869	(b)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000		1,712,000	(a)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	2,720,000		2,822,000	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000		2,071,875	(a)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,100,000		1,020,250	(b)
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	285,000		317,987	(a)(g)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	315,000	EUR	451,628	(b)
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	910,000		1,037,400
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	2,325,657		2,395,427	(b)(c)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,530,000		3,494,029	(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,920,000		4,086,600
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	1,080,000		1,139,400	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,720,000		2,998,800	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000		1,909,544	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,330,000		2,411,550	(a)(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,200,000		2,277,000	(a)(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000		2,582,650
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,740,000		1,774,800	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000		2,498,030	(b)(h)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	2,310,000		2,460,150	(a)(b)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,780,000		1,815,600	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,450,000		1,320,392
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000		1,130,532	(h)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	360,000		348,972	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,140,000		1,262,913	(a)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000		800,800	(a)(b)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	3,980,000		3,582,000	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000		575,050	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	270,000		302,400	(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	230,000		253,276	(b)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,390,000		1,619,350	(b)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000		233,000	(b)
Samson Investment Co., Senior Notes	10.250%	2/15/20	6,620,000		7,050,300	(a)(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,560,000		2,553,600	(b)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	490,000		487,550	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	1,930,000		1,901,050	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,810,000		1,936,700	(b)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,100,000		1,089,000	(a)(b)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	1,370,000		1,404,250	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	4,740,000		3,318,000	(a)(b)
Total Oil, Gas & Consumable Fuels					99,283,899
TOTAL ENERGY					123,761,264

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
FINANCIALS — 11.3%
Capital Markets — 0.7%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	$2,448,463	(a)
Renaissance Acquisition Corp., Senior Notes	6.875%	8/15/21	2,950,000	2,942,625	(b)
Total Capital Markets				5,391,088
Commercial Banks — 4.1%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000	4,775,122	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000	4,987,500	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,380,000	1,425,238
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	3,180,000	3,434,400	(a)(b)(g)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000	3,959,863	(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	4,400,000	4,582,283	(a)(b)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000	3,388,800	(a)(g)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,660,000	1,700,532
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,412,280
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	650,000	678,465
Santander Issuances SAU, Notes	5.911%	6/20/16	2,090,000	2,217,455	(b)
Total Commercial Banks				32,561,938
Consumer Finance — 1.4%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,523,750	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,230,000	2,575,918
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,250,000	1,281,250	(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,110,000	1,148,850	(b)
Total Consumer Finance				11,529,768
Diversified Financial Services — 3.7%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	2,410,000	2,181,050	(a)(g)(i)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	5,248,000	5,592,374	(a)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	1,070,000	1,008,475	(b)(g)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	800,000	847,001
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	3,901,212	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	6,034,700	(a)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000	2,505,600	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,270,000	1,184,275	(g)(i)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	2,200,000	2,370,500
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	2,630,000	2,866,700	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	536,250	(b)(g)
Total Diversified Financial Services				29,028,137
Insurance — 1.2%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	3,987,300	(a)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000	1,479,000	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.874%	9/30/13	890,000	867,750	(a)(g)(i)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	1,750,000	2,043,125	(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,303,500	(a)(b)
Total Insurance				9,680,675
Real Estate Management & Development — 0.2%
Realogy Group LLC, Senior Secured Notes	7.625%	1/15/20	1,320,000	1,481,700	(a)(b)
TOTAL FINANCIALS				89,673,306
HEALTH CARE — 6.6%
Health Care Equipment & Supplies — 0.7%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,910,000	1,960,138	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Equipment & Supplies — continued
Biomet Inc., Senior Notes	6.500%	8/1/20	440,000		$464,200
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	3,570,000		3,146,062	(a)
Total Health Care Equipment & Supplies					5,570,400
Health Care Providers & Services — 5.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,248,000		1,510,080	(a)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,850,000		1,896,250	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	4,590,000		4,871,137	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	8,945,000		9,051,222	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,620,000		2,783,750	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	5,000,000		5,412,500	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	105,000		116,550	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		1,137,300	(a)(b)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000		1,202,438	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	3,520,000		3,819,200	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	960,000		1,059,600	(a)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,540,000		1,624,700
INC Research LLC, Senior Notes	11.500%	7/15/19	1,000,000		1,070,000	(a)(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	254,000	EUR	359,873	(b)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	3,150,000		1,842,750	(a)(b)(f)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	3,120,000		3,334,500	(a)
US Oncology Inc. Escrow	—	—	1,760,000		79,200	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,285,000		1,370,131	(a)
Total Health Care Providers & Services					42,541,181
Pharmaceuticals — 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,704,193	(b)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	500,000	EUR	685,329	(b)
Total Pharmaceuticals					4,389,522
TOTAL HEALTH CARE					52,501,103
INDUSTRIALS — 22.1%
Aerospace & Defense — 2.3%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,960,000		2,185,400	(a)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	4,140,000		4,202,100	(a)(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	1,490,000		1,579,400	(a)(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,160,000		4,513,600	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,813,550	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000		4,381,800	(a)(b)
Total Aerospace & Defense					18,675,850
Airlines — 3.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,100,000		1,108,250	(b)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,318,501		1,384,426	(b)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	5,100,000		4,947,000	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	7,119,000		7,172,393	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	5,730		5,816
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,436,724		1,537,294	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	568,820		625,703	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	4,008,382	(b)
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,386,231		4,747,963	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	1,430,000		$1,451,450	(a)
Total Airlines					26,988,677
Building Products — 1.2%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,230,000		1,168,500	(b)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	2,010,000		2,050,200	(a)(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000		2,525,550	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000		1,591,320	(b)(h)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		828,000	(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	1,139,000	EUR	1,691,418	(b)
Total Building Products					9,854,988
Commercial Services & Supplies — 3.3%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	4,100,000		4,223,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		1,683,700	(a)(b)
Monitronics Escrow Corp., Senior Notes	9.125%	4/1/20	780,000		813,150	(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	5,300,000		5,525,250	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,796,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	4,686,000		5,154,600	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,186,000		1,304,600	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,241,000		1,197,565	(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,018,000		3,380,160	(a)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	1,310,000		1,450,825	(a)
Total Commercial Services & Supplies					26,528,850
Construction & Engineering — 1.2%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000		2,547,400	(a)(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	5,170,000		4,601,300	(b)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,950,000		2,062,125	(d)(e)
Total Construction & Engineering					9,210,825
Electrical Equipment — 0.9%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	1,820,000		1,783,600	(a)(b)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,970,000		2,053,725	(a)(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	2,770,000		2,846,175	(a)(b)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	135,695	(b)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	205,539	(b)
Total Electrical Equipment					7,024,734
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,490,000		2,795,025	(a)
Machinery — 2.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	5,370,000		5,678,775	(a)(b)
Frigoglass Finance BV, Senior Notes	8.250%	5/15/18	800,000	EUR	1,117,494	(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	2,390,000		2,599,125	(a)(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	3,027,000	EUR	4,389,597	(b)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	700,000	EUR	987,120	(b)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,760,000		1,839,200	(a)(b)
Total Machinery					16,611,311
Marine — 1.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	3,142,721		2,954,158	(c)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Marine — continued
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,880,000		$1,870,600
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,470,000		5,716,150	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	1,890,000		1,937,250	(b)
Total Marine					12,478,158
Road & Rail — 2.0%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	2,500,000		2,487,200	(b)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	5,995,996		6,325,776	(c)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,970,000		3,073,950	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	3,600,000		3,933,000	(a)
Total Road & Rail					15,819,926
Trading Companies & Distributors — 0.5%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,510,000		3,773,250	(a)
Transportation — 2.8%
CMA CGM, Senior Notes	8.500%	4/15/17	5,990,000		5,570,700	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,490,000		3,699,400	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	3,890,000		3,938,625	(a)(b)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	5,790,000		6,224,250	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	380,000		408,500	(b)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	2,580,000		2,586,450	(a)(b)
Total Transportation					22,427,925
Transportation Infrastructure — 0.5%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	2,110,000		2,194,400	(b)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,540,000		1,601,600	(a)(b)
Total Transportation Infrastructure					3,796,000
TOTAL INDUSTRIALS					175,985,519
INFORMATION TECHNOLOGY — 2.5%
Communications Equipment — 0.3%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	2,190,000		2,310,450
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,621,000		1,815,520	(b)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	650,000	EUR	938,229	(b)
Total Electronic Equipment, Instruments & Components					2,753,749
Internet Software & Services — 0.3%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,920,000		2,121,600	(a)
IT Services — 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	600,000		603,000	(b)
First Data Corp., Senior Notes	12.625%	1/15/21	4,360,000		4,801,450	(a)
Total IT Services					5,404,450
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,186,000		1,221,580	(a)
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	1,190,000		1,190,000	(b)
Total Semiconductors & Semiconductor Equipment					2,411,580

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Software — 0.6%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	2,080,000		$2,126,800	(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,430,000		2,515,050	(a)(b)
Total Software					4,641,850
TOTAL INFORMATION TECHNOLOGY					19,643,679
MATERIALS — 16.3%
Chemicals — 0.2%
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	680,000	EUR	1,025,099	(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	530,000	EUR	798,975	(b)
Total Chemicals					1,824,074
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	780,000		852,150	(b)
Containers & Packaging — 3.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,170,000		3,455,300	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,651,230	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,220,000		1,323,700	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	4,740,000		4,680,750	(a)(b)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,460,000		2,565,842	(a)(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,730,000		1,582,950
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000		851,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,340,000		1,400,300	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	4,400,000		4,598,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,680,000		1,822,800	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	4,650,000		4,952,250	(a)(b)
Total Containers & Packaging					28,884,122
Metals & Mining — 10.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	900,000		889,920
ArcelorMittal, Senior Notes	5.000%	2/25/17	1,760,000		1,821,600
ArcelorMittal, Senior Notes	6.000%	3/1/21	3,870,000		3,928,050	(a)
ArcelorMittal, Senior Notes	6.750%	2/25/22	480,000		499,200
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	2,310,000		2,125,200	(a)(b)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	230,000		222,108
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	3,420,000		3,361,453	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,780,000		2,786,950	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		933,075	(b)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		182,102	(b)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		733,584	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,424,875	(b)(h)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		356,004	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,130,000		1,161,075	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,560,000		1,585,350	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	3,790,000		4,017,400	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,000,000		1,987,500	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	3,380,000		$3,396,900	(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	4,310,000		3,210,950	(b)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,570,000		1,850,400	(a)(b)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	2,920,000		2,971,100	(a)
New World Resources NV, Senior Notes	7.875%	1/15/21	1,450,000	EUR	607,637	(b)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	2,230,000		2,096,200	(a)(b)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	2,190,000		2,376,150	(b)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	2,510,000		2,713,938	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	4,490,000		4,568,575	(a)(b)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,376,372	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,960,000		4,133,250	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	1,730,000		1,773,250	(b)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	2,040,000	EUR	2,774,977	(b)(c)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	2,690,000		2,474,800	(a)(b)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	1,300,000		1,378,000	(a)(b)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	1,200,000		1,248,000	(a)(b)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	1,280,000		1,222,400	(a)(b)
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	2,630,000		2,797,663	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,784,000		2,060,411	(h)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,396,000		1,385,263
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,126,925	(b)(h)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,797,706	(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	760,000		744,800	(b)
Walter Energy Inc., Senior Notes	8.500%	4/15/21	1,560,000		1,275,300	(b)
Total Metals & Mining					86,376,413
Paper & Forest Products — 1.5%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000		4,103,025
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	710,000		781,000	(b)
Portucel SA, Senior Notes	5.375%	5/15/20	1,900,000	EUR	2,568,739	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	3,440,000		3,130,400	(a)(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,768,000		1,175,720	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		269,100
Total Paper & Forest Products					12,027,984
TOTAL MATERIALS					129,964,743
TELECOMMUNICATION SERVICES — 11.1%
Diversified Telecommunication Services — 7.1%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	2,544,000		2,378,640	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	6,600,000		6,616,500
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,665,650	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	810,000		856,575	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	6,670,000		7,253,625	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,250,000		1,206,250	(b)
Intelsat Luxembourg SA, Senior Notes	8.125%	6/1/23	2,070,000		2,233,012	(a)(b)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	310,000		303,283	(b)(g)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	750,000		781,875
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	4,090,000		4,519,450	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		3,334,500	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	940,000		949,400
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,436,450	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000		$282,100	(b)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		394,688	(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,717,200	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	10,278,883		10,638,644	(a)(b)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	5,780,000		5,938,950	(a)
Windstream Corp., Senior Notes	6.375%	8/1/23	1,430,000		1,365,650
Total Diversified Telecommunication Services					56,872,442
Wireless Telecommunication Services — 4.0%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,400,000	EUR	1,868,077	(b)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	2,076,507	(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		3,265,250	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	8,465,000		8,972,900	(a)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000		8,550,000	(a)(b)
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	1,460,000		1,412,550	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	2,831,000		3,071,635	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,319,200	(b)
Total Wireless Telecommunication Services					31,536,119
TOTAL TELECOMMUNICATION SERVICES					88,408,561
UTILITIES — 7.7%
Electric Utilities — 2.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,782,400	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	331,000		344,240	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	3,000,000		3,034,176
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	2,823,282		2,952,094
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	5,610,000		5,890,500	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	2,711,292		2,521,501	(f)
Total Electric Utilities					19,524,911
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000		2,397,250	(a)
Independent Power Producers & Energy Traders — 4.8%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,290,000		2,278,550	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	306,000		333,540	(a)(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	3,771,000		4,110,390	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	600,000		642,809	(b)
Dynegy Inc., Bonds	7.670%	11/8/16	3,100,000		54,250	(d)(e)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	6,150,000		6,872,625	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	860,000		881,500	(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,233,000		3,515,888	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	3,350,000		3,618,000	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000		7,728,000	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,595,000		6,070,575	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	374,227		404,633	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,705,015		1,895,764
Total Independent Power Producers & Energy Traders					38,406,524
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000		869,500	(b)
TOTAL UTILITIES					61,198,185
TOTAL CORPORATE BONDS & NOTES (Cost — $912,165,200)					949,319,329

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $928,220)	2.398%	4/20/35	1,450,618		$1,165,628	(g)
SENIOR LOANS — 4.2%
CONSUMER DISCRETIONARY — 1.6%
Hotels, Restaurants & Leisure — 1.5%
El Pollo Loco Inc., First Lien Term Loan	9.250 - 10.000%	7/14/17	3,655,400		3,742,216	(j)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	2,510,000		2,560,200	(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	5,170,000		5,480,200	(j)
Total Hotels, Restaurants & Leisure					11,782,616
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,220,000		1,183,019	(j)
TOTAL CONSUMER DISCRETIONARY					12,965,635
CONSUMER STAPLES — 0.2%
Food Products — 0.2%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,080,000		1,103,850	(j)
ENERGY — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	240,000		239,829	(j)
Oil, Gas & Consumable Fuels — 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	688,275		681,392	(j)
TOTAL ENERGY					921,221
HEALTH CARE — 0.3%
Health Care Equipment & Supplies — 0.3%
BSN Medical Acquisition Holding GmbH, Term Loan B2A	5.250%	8/28/19	2,000,000	EUR	2,692,295	(j)
INDUSTRIALS — 1.2%
Machinery — 1.2%
Gardner Denver Inc., Bridge Loan	—	8/7/13	4,770,000		4,770,000	(d)(e)(k)
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	4,200,000		4,305,000	(j)
TOTAL INDUSTRIALS					9,075,000
INFORMATION TECHNOLOGY — 0.0%
IT Services — 0.0%
First Data Corp., Extended 2018 Term Loan B	4.191%	3/23/18	212,079		212,344	(j)
MATERIALS — 0.5%
Chemicals — 0.5%
Kerling PLC, Term Loan	10.000%	6/30/16	1,200,000	EUR	1,636,330	(j)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,920,000		1,993,200	(j)
TOTAL MATERIALS					3,629,530
TELECOMMUNICATION SERVICES — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	2,418,713		2,461,041	(j)
TOTAL SENIOR LOANS (Cost — $31,699,581)					33,060,916
CONVERTIBLE BONDS & NOTES — 0.0%
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $453,196)	7.000%	1/31/20	2,900,100	MXN	340,581	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 2.7%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		$98,538
Republic of Argentina, Senior Bonds	7.000%	10/3/15	936,000		863,038
Total Argentina					961,576
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,541,000	BRL	678,629
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	14,552,000	BRL	6,278,489
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,309,000	BRL	551,709
Total Brazil					7,508,827
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,055,000		1,127,531	(b)
Russian Federal Bond, Bonds	7.400%	6/14/17	47,588,000	RUB	1,496,442
Total Russia					2,623,973
Turkey — 0.5%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,918,187
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,231,700
Total Turkey					4,149,887
Venezuela — 0.8%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	3,370,000		3,066,700	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,050,000		2,546,750
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000		951,570
Total Venezuela					6,565,020
TOTAL SOVEREIGN BONDS (Cost — $23,887,126)					21,809,283

			SHARES
COMMON STOCKS — 3.0%
CONSUMER DISCRETIONARY — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			166,350		332,700	*(d)(e)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			6,570		148,548	*
TOTAL CONSUMER DISCRETIONARY					481,248
ENERGY — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			533,873,172		5,105,963	*(d)(e)
FINANCIALS — 1.3%
Diversified Financial Services — 0.9%
Citigroup Inc.			143,529		7,483,602
PB Investors II LLC			60,468		0	*(d)(e)(l)
Total Diversified Financial Services					7,483,602
Real Estate Management & Development — 0.4%
Realogy Holdings Corp.			37,563		1,688,833	*
Realogy Holdings Corp.			34,269		1,540,734	*(d)(e)
Total Real Estate Management & Development					3,229,567
TOTAL FINANCIALS					10,713,169
INDUSTRIALS — 1.0%
Building Products — 0.0%
Nortek Inc.			1,600		108,016	*

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY			SHARES	VALUE
Marine — 1.0%
DeepOcean Group Holding AS			198,468	$5,819,082	*(d)(e)
Horizon Lines Inc., Class A Shares			1,490,060	1,981,780	*
Total Marine				7,800,862
TOTAL INDUSTRIALS				7,908,878
MATERIALS — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares			19	1,305
TOTAL COMMON STOCKS (Cost — $29,763,681)				24,210,563

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.1%
MATERIALS — 0.1%
Metals & Mining — 0.1%
ArcelorMittal (Cost - $517,500)	6.000%		20,700	434,079
PREFERRED STOCKS — 2.5%
ENERGY — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%		30,600	1,863,846	(b)
FINANCIALS — 2.2%
Consumer Finance — 1.6%
GMAC Capital Trust I	8.125%		489,100	12,985,605	(g)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		168,125	4,623,437	(g)
TOTAL FINANCIALS				17,609,042
TOTAL PREFERRED STOCKS (Cost — $17,673,735)				19,472,888

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	18,500	483,312
SemGroup Corp.		11/30/14	21,481	687,392	*(d)(e)
TOTAL WARRANTS (Cost — $0)				1,170,704
TOTAL INVESTMENTS — 132.2% (Cost — $1,017,088,239#)				1,050,983,971
Liabilities in Excess of Other Assets — (32.2)%				(256,087,257)
TOTAL NET ASSETS — 100.0%				$794,896,714

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	Illiquid security.
(f)	The coupon payment on these securities is currently in default as of July 31, 2013.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of July 31, 2013. The interest rate for fully unfunded term loans is to be determined.
(l)	Value is less than $1.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

Abbreviations used in this schedule:
BRL	- Brazilian Real
EUR	- Euro
GBP	- British Pound
MXN	- Mexican Peso
OJSC	- Open Joint Stock Company
PIK	- Payment-in-kind
RUB	- Russian Ruble

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Notes to schedule of investments (unaudited) (continued)

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$939,924,495	$9,394,834		$949,319,329
Collateralized mortgage obligations	—	1,165,628	—		1,165,628
Senior loans	—	33,060,916	—		33,060,916
Convertible bonds & notes	—	340,581	—		340,581
Sovereign bonds	—	21,809,283	—		21,809,283
Common stocks:
Consumer discretionary	$148,548	—	332,700		481,248
Energy	—	—	5,105,963		5,105,963
Financials	9,172,435	1,540,734	0	*	10,713,169
Industrials	2,089,796	—	5,819,082		7,908,878
Materials	1,305				1,305
Convertible preferred stocks	434,079	—	—		434,079
Preferred stocks:
Energy	—	1,863,846			1,863,846
Financials	17,609,042	—			17,609,042
Warrants	—	1,170,704	—		1,170,704
Total investments	$29,455,205	$1,000,876,187	$20,652,579		$1,050,983,971
Other financial instruments:
Forward foreign currency contracts	—	$116,892	—		$116,892
Total	$29,455,205	$1,000,993,079	$20,652,579		$1,051,100,863

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$75,407	—	—	$75,407
Forward foreign currency contracts	—	$1,242,510	—	1,242,510
Total	$75,407	$1,242,510	—	$1,317,917

†See Schedule of Investments for additional detailed categorizations.

* Amount represents less than $1.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	COMMON STOCKS
	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	DISCRETIONARY	ENERGY	FINANCIALS		INDUSTRIALS	TOTAL
Balance as of April 30, 2013	$8,784,248	$332,700	$5,624,354	$0	*	$4,376,517	$19,117,819
Accrued premiums/discounts	82,139	—	—	—		—	82,139
Realized gain (loss)	—	—	—	—		—	—
Change in unrealized appreciation (depreciation) (1)	177,928	—	(518,391)	—		1,442,565	1,102,102
Purchases	350,519	—	—	—		—	350,519
Sales	—	—	—	—		—	—
Transfers into Level 3	—	—	—	—		—	—
Transfers out of Level 3	—	—	—	—		—	—
Balance as of July 31, 2013	$9,394,834	$332,700	$5,105,963	$0	*	$5,819,082	$20,652,579
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2013 (1)	$177,928	—	$(518,391)	—		$1,442,565	$1,102,102

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

Notes to schedule of investments (unaudited) (continued)

(f) Forward foreign currency contracts. The enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed

Notes to schedule of investments (unaudited) (continued)

upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Central Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended July 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to schedule of investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,242,510. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions.  Security transactions are accounted for on a trade date basis.

Notes to schedule of investments (unaudited) (continued)

2.  Investments

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$65,562,203
Gross unrealized depreciation	(31,666,471)
Net unrealized appreciation	$33,895,732

During the period ended July 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of April 30, 2013	$51,800,000	$371,860
Options written	—	—
Options closed	—	—
Options exercised	(34,200,000)	(243,380)
Options expired	(17,600,000)	(128,480)
Written options, outstanding as of July 31, 2013	—	—

At July 31, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury 10-Year Notes	58	9/13	$7,408,782	$7,333,375	$(75,407)

At July 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank, N.A.	240,000	$319,299	8/16/13	$7,874
Euro	Citibank, N.A.	950,000	1,263,891	8/16/13	(8,721)
					(847)
Contracts to Sell:
British Pound	Citibank, N.A.	1,500,000	2,281,646	8/16/13	42,642
British Pound	UBS AG	2,029,000	3,086,306	8/16/13	50,386
British Pound	UBS AG	650,000	988,713	8/16/13	15,829
British Pound	UBS AG	110,000	167,321	8/16/13	161
Euro	Citibank, N.A.	23,035,375	30,646,517	8/16/13	(396,002)
Euro	Citibank, N.A.	1,700,000	2,261,699	8/16/13	(53,548)
Euro	Citibank, N.A.	975,000	1,297,151	8/16/13	(42,890)
Euro	Citibank, N.A.	825,000	1,097,589	8/16/13	(21,038)
Euro	UBS AG	33,100,917	44,037,826	8/16/13	(720,311)
					(1,124,771)
Net unrealized loss on open forward foreign currency contracts					$(1,125,618)

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$9,028,766	0.867%	$9,200,271

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 1.00% during the period ended July 31, 2013. Interest

Notes to schedule of investments (unaudited) (continued)

expense incurred on reverse repurchase agreements totaled $20,010.

At July 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Credit Suisse	1.00%	5/18/12	TBD*	$1,513,998
Credit Suisse	0.85%	6/4/12	TBD*	1,997,780
Credit Suisse	0.85%	1/8/13	TBD*	592,655
JPMorgan Chase & Co.	0.75%	8/10/12	TBD*	1,412,712
JPMorgan Chase & Co.	0.60%	4/22/13	TBD*	445,000
JPMorgan Chase & Co.	1.00%	6/14/13	TBD*	1,039,087
JPMorgan Chase & Co.	0.75%	7/24/13	TBD*	1,778,648
				$8,779,880

* TBD - To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On July 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $10,547,398.

3.  Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2013.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(75,407)	—	—	$(75,407)
Foreign Exchange Risk	—	$116,892	$(1,242,510)	(1,125,618)
Total	$(75,407)	$116,892	$(1,242,510)	$(1,201,025)

During the period ended July 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$27
Written options†	294,623
Futures contracts (to buy)	3,668,500
Forward foreign currency contracts (to buy)	1,198,625
Forward foreign currency contracts (to sell)	83,114,259

Average notional balance
Credit default swap contracts (to buy protection) †	$14,331,100

†At July 31, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund II Inc.

By	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: September 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: September 25, 2013